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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 27, 2003


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JUNE 1, 2003, PROVIDING FOR THE ISSUANCE OF ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-2)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                         333-104153                     06-1442101
           --------                         ----------                     ----------
(State or Other Jurisdiction                (Commission                    (I.R.S. Employer
of Incorporation)                           File Number)                   Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                            06830
         ----------------------                                            -----
(Address of Principal Executive Offices)                                   (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700



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Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

                  On June 26, 2003 a single series of certificates, entitled Fremont Home Loan Trust 2003-2, Asset-Backed Certificates, Series 2003-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Litton Loan Servicing LP as servicer (the "Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of eleven classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class M-1H Certificates", "Class M-1A Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4A Certificates", "Class M-4F Certificates", "Class M-5A Certificates", "Class M-5F Certificates", "Class C Certificates", "Class P Certificates","Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $955,585,222 as of June 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated June 24, 2003, among Fremont Investment & Loan (the "Originator") Greenwich Capital Financial Products, Inc. (the "Seller") and the Depositor (the "Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class M-1H Certificates, the Class M-1A Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4A Certificates, the Class M-4F Certificates, the Class M-5A Certificates, the Class M-5F Certificates, the Class C Certificates, the Class P Certificates and the Class R Certificates were sold by the Depositor to Greenwich Capital Markets, Inc.(the "Underwriter"), pursuant to an Underwriting Agreement, dated June 24, 2003 (the "Underwriting Agreement")among the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                                          Initial Certificate Principal
                       Class                  Balance or Notional Amount            Pass-Through Rate
                       -----                  --------------------------            -----------------
                        A-1                   $       616,863,000.00                    Variable
                        A-2                   $       161,938,000.00                    Variable
                       M-1H                   $       32,000,000.00                     Variable
                       M-1A                   $       32,502,000.00                     Variable
                        M-2                   $       50,168,000.00                     Variable
                        M-3                   $       7,167,000.00                        Fixed
                       M-4A                   $       13,723,000.00                     Variable
                       M-4F                   $       3,000,000.00                        Fixed
                       M-5A                   $       9,112,000.00                      Variable
                       M-5F                   $       10,000,000.00                       Fixed
                         C                    $       19,112,122.59                     Variable



                         P                    $        100.00                             N/A
                         R                             100.00%                            N/A
                        R-X                            100.00%                            N/A


            The Certificates, other than the Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated June 23, 2003 and the Prospectus Supplement, dated June 24, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.     Financial Statements and Exhibits

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits

         Exhibit No.                          Description
         -----------                          -----------
              4.1 Pooling and Servicing Agreement, dated as of June 1, 2003, by and among Financial Asset Securities Corp. as Depositor, Litton Loan Servicing LP as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2003-2 Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 27, 2003

                                             FINANCIAL ASSET SECURITIES CORP.


                                             By:     /s/ Frank Skibo
                                                  -----------------------------
                                             Name:   Frank Skibo
                                             Title:  Senior Vice President


                                        Index to Exhibits
                                        -----------------

                                                                                               Sequentially
     Exhibit No.                                Description                                   Numbered Page
     -----------                                -----------                                   -------------
         4.1           Pooling and Servicing Agreement,  dated as of June 1, 2003, by               7
                       and among  Financial  Asset  Securities  Corp.  as  Depositor,
                       Litton  Loan  Servicing  LP  as  Servicer  and  Deutsche  Bank
                       National  Trust  Company as  Trustee,  relating  to the Series
                       2003-2 Certificates.

                                   Exhibit 4.1